4. Net Loss Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Net Loss Per Share

During each of the years ended December 31, 2012, 2011, and 2010, the Company recorded a net loss. Therefore, the issuance of shares of common stock from the exercise of stock options or warrants would be anti-dilutive and therefore basic and diluted net loss per share is the same for those periods.

Excluded from the computation of diluted net loss per share for both of the years ended December 31, 2012, because their effect would be anti-dilutive, are stock options and warrants to acquire 2,000 and 231,000 shares of common stock, respectively, with weighted-average exercise prices of $51.00 and $75.00 per share, respectively.

Excluded from the computation of diluted net loss per share for both of the years ended December 31, 2011 and 2010, because their effect would be anti-dilutive, are stock options and warrants to acquire 2,000 and 335,407 shares of common stock, respectively, with weighted-average exercise prices of $51.00 and $59.44 per share, respectively.

For purposes of earnings per share computations, shares of common stock that are issuable at the end of a reporting period are included as outstanding.

All share and per share amounts reflect the 1-for-100 reverse stock split effective October 31, 2011.

Following is the computation of basic and diluted net loss per share for the years ended December 31, 2012, 2011, and 2010:

		Year Ended
		December 31,
	2012	2011	2010

Numerator - net loss	$(439,499)	$(1,050,341)	$(971,141)

Denominator - weighted average number of common shares outstanding - basic and diluted	45,493,814	428,236	427,896

Basic and diluted net loss per common share	$(0.01)	$(2.45)	$(2.27)